Warranty	12 Months Ended
Aug. 27, 2016
Product Warranties Disclosures [Abstract]
Warranty
Warranty

We provide our motorhome customers a comprehensive 12-month/15,000-mile warranty on our Class A, B, and C motorhomes, and a 3-year/36,000-mile structural warranty on Class A and C sidewalls and floors. We provide a comprehensive 12-month warranty on all towable products. From time to time, we voluntarily incur costs for certain warranty-type expenses occurring after the normal warranty period to help protect the reputation of our products and the goodwill of our customers. Estimated costs related to product warranty are accrued at the time of sale and are based upon past warranty claims and unit sales history. Accruals are adjusted as needed to reflect actual costs incurred as information becomes available. A significant increase in dealership labor rates, the cost of parts or the frequency of claims could have a material adverse impact on our operating results for the period or periods in which such claims or additional costs materialize.

In addition to the costs associated with the contractual warranty coverage provided on our products, we also occasionally incur costs as a result of additional service actions not covered by our warranties, including product recalls and customer satisfaction actions. Although we estimate and reserve for the cost of these service actions, there can be no assurance that expense levels will remain at current levels or such reserves will continue to be adequate.
Changes in our product warranty liability during Fiscal 2016, Fiscal 2015, and Fiscal 2014 are as follows:

(In thousands)	August 27, 2016	August 29, 2015	August 30, 2014
Balance at beginning of year	$11,254	$9,501	$8,443
Provision	16,503	12,892	10,947
Claims paid	(15,345)	(11,139)	(9,889)
Balance at end of year	$12,412	$11,254	$9,501